EXHIBIT 13: CERTIFICATION OF THE SENIOR VICE PRESIDENT & GENERAL MANAGER AND CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Taro Pharmaceutical Industries Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Samuel Rubinstein, Senior Vice President & General Manager of the Company, and Kevin Connelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2005	By:	/s/ Samuel Rubinstein
Samuel Rubinstein
Senior Vice President & General Manager

By:	/s/ Kevin Connelly
Kevin Connelly
Senior Vice President and Chief Financial Officer